UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11201 SE 8th Street, Suite 200, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 11, 2013, Telanetix, Inc., a Delaware corporation (“Telanetix”), entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”) by and among itself, its direct and indirect subsidiaries (together with Telanetix, the “Borrowers”), and East West Bank (“East West”), which amended that certain Loan and Security Agreement, dated as of December 14, 2012, by and among the Borrowers and East West, as amended by that certain Amendment to Loan and Security Agreement dated as of January 16, 2013 (the “Loan Agreement”).

The Second Amendment eliminates the requirement of a Borrowing Base for the $1,000,000 line of credit established by East West to the Borrowers under the Loan Agreement (the “Line of Credit”).  Prior to the Second Amendment, the aggregate amount of advances outstanding at any time under the Line of Credit could not exceed the Borrowing Base, which was the lesser of (1) $1,000,000 or (2) 75% of the aggregate of Eligible Accounts, provided, however, prior to East West’s receipt of a satisfactory collateral exam prior to January 31, 2013, the Borrowing Base was limited to the lesser of (1) $300,000 or (2) 75% of the aggregate amount of Eligible Accounts.  “Eligible Accounts” was defined as the Borrowers’ accounts subject to the exceptions detailed in the Loan Agreement.

In addition, the Second Amendment provides that, beginning on December 1 of each year starting with 2014, the Borrowers will be required to repay all advances to the Borrowers under the Line of Credit and to maintain a balance of zero dollars for 30 consecutive days.

The Borrowers have not borrowed under the Line of Credit as of the date of the Second Amendment.

A copy of the Second Amendment is attached to this current report on Form 8-K as Exhibit 10.1, and it is incorporated by reference as though it were fully set forth herein.   The foregoing summary description of the Second Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Second Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Second Amendment to Loan and Security Agreement, dated as of April 11, 2013, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation, and East West Bank  (X)

__________________________
(X)	Filed herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Telanetix, Inc.

Dated: April 15, 2013	By:	/s/ Paul C. Bogonis
Paul C. Bogonis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Second Amendment to Loan and Security Agreement, dated as of April 11, 2013, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation, and East West Bank  (X)

__________________________
(X)	Filed herewith.